TAX-FREE FUND FOR UTAH

              Supplement to the Statement of Additional Information
                             Dated October 31, 2002

     The following table replaces the current table under the caption "Underwriting Commissions." It incorporates changes in the column headed "Commissions as Percentage of Offering Price."

         Sales Charge as
         Percentage                         Commissions
         of Public                          as Percentage
         Offering                           of Offering
         Price                              Price

         4.00%                              3.50%
         3.75%                              3.50%
         3.50%                              3.25%
         3.25%                              3.00%
         3.00%                              2.75%
         2.50%                              2.25%


                  The date of this supplement is June 19, 2003